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                                                                  EXHIBIT 10.17

                  AMENDED AND RESTATED STOCK PLEDGE AGREEMENT
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     THIS AMENDED AND RESTATED STOCK PLEDGE AGREEMENT (this "Agreement") is
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entered into as of the 16th day of October, 1995, between LOWRANCE ELECTRONICS,
INC., a Delaware corporation ("Pledgor"), and SHAWMUT CAPITAL CORPORATION., a
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Connecticut corporation, successor by assignment to Barclays Business Credit,
Inc. ("Pledgee").  All capitalized terms used but not otherwise defined herein
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shall have the meanings ascribed to them in that certain Loan and Security
Agreement, dated December 15, 1993, by and among Pledgee, Pledgor, LEI Extras, Inc., a Delaware corporation ("LEI"), Lowrance Australia Pty Limited, a New
                               ---
South Wales Australian corporation ("Lowrance Australia") and Lowrance
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Contracts, Inc., a Delaware corporation ("Lowrance Contracts") (Pledgor, LEI,
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Lowrance Australia and Lowrance Contracts are together referred to herein as
"Original Borrower") (the "Original Loan Agreement"), as amended by that certain
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First Amendment to Loan and Security Agreement dated the date hereof by and among Pledgee, Original Borrower and Sea Electronics, Inc. ("Sea Electronics")
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(Original Borrower and Sea Electronics are together referred to herein as
"Borrower") (the "First Amendment") (the Original Loan Agreement, as amended by
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the First Amendment, and as otherwise amended, modified or extended from time to time, the "Loan Agreement").
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     1.   For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and as collateral security for and to secure the prompt payment and performance by Pledgor in full of the Secured Obligations (as defined below), Pledgor hereby assigns to Pledgee and grants a continuing security interest to Pledgee in any and all shares of capital stock (including, without limitation, all shares of common stock identified on Schedule I attached
                                                             ----------
hereto) of each of LEI, Lowrance Contracts, Sea Electronics, Lowrance
Electronics Deutschland GmbH and Electronica Lowrance De Mexico S.A. De C.V. (collectively, the "Subsidiaries") whether now owned or hereafter acquired by
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Pledgor, together with all proceeds, products and increases thereof and substitutions and replacements therefor (collectively, the "Collateral").
                                                            ----------

     As used in this Agreement, "Secured Obligations" shall mean any and all (a)
                                 -------------------
Obligations of Borrower to Pledgee, and (b) extensions, renewals, modifications, increases and replacements of the foregoing. The term "Secured Obligations" shall include, without limitation, all unpaid accrued interest thereon and all costs and expenses payable as hereinafter provided; (i) whether now existing or hereafter incurred; (ii) whether direct, indirect, primary, absolute, secondary, contingent, secured, unsecured, matured or unmatured; (iii) whether such indebtedness is from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred; (iv) whether such indebtedness was originally contracted with Pledgee or with another or others; (v) whether or not such indebtedness is evidenced by a negotiable or nonnegotiable instrument or any other writing; and (vi) whether such indebtedness is contracted by Borrower, individually or jointly or severally with another or others; provided, however,
                                                             --------  -------
that notwithstanding any other provision of this Agreement, the Secured Obligations shall not include any obligations of

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Pledgor, LEI or Lowrance Contracts arising under that certain Deed of Covenant to Pay dated the date hereof, by and among Pledgee, Pledgor, LEI and Lowrance Contracts.

     2. Pledgor represents and warrants that (i) Pledgor holds absolute ownership of the Collateral, free and clear of all liens and encumbrances; (ii) there are no restrictions upon the transfer of any of the Collateral, other than as may appear and may be referenced on the face of the certificates or arising under applicable state or federal securities laws; (iii) Pledgor owns (a) 100% of the issued and outstanding capital stock of LEI, (b) 100% of the issued and outstanding capital stock of Lowrance Contracts, (c) 100% of the issued and outstanding capital stock of Sea Electronics, (d) 99.8% of the issued and outstanding capital stock of Electronica Lowrance De Mexico S.A. De C.V., and
(e) 100% of the issued and outstanding capital stock of Lowrance Electronics Deutschland GmbH; (iv) there are no existing obligations to issue capital stock or securities convertible into capital stock of any Subsidiary and in no event will Pledgor permit any such stock or securities to be issued prior to payment in full of the Secured Obligations; and (v) there are no existing securities or obligations of any Subsidiary the amount of which obligation is based, in whole or in part, on the value of any Subsidiary's capital stock or any increase thereof, nor will Pledgor permit any such securities or obligations to exist prior to payment in full of the Secured Obligations.

     3. With respect to the Collateral and all proceeds, products and increases thereof and substitutions therefor, Pledgor hereby appoints Pledgee its attorney-in-fact, to arrange for the transfer of the Collateral on the books of the Subsidiaries to the name of Pledgee subsequent to the occurrence and during the continuance of any Event of Default (as hereinafter defined) hereunder. However, Pledgee shall be under no obligation to do so.

     4. During the term of this Agreement, provided no Event of Default has occurred and then exists hereunder, Pledgor shall have the right, where applicable, to vote the Collateral on all corporate questions, and Pledgee shall, if necessary, execute due and timely proxies in favor of Pledgor for this purpose.

     5. Upon the occurrence of any Event of Default and during the continuance thereof, Pledgee may exercise all of the rights and privileges in connection with the Collateral to which a transferee may be entitled as the record holder thereof, together with the rights and privileges otherwise granted hereunder. Pledgee shall be under no obligation to exercise any of such rights or privileges.

     6. If, with the consent of Pledgee, Pledgor shall substitute or exchange other securities in place of those herein mentioned, all of the rights and privileges of Pledgee and all of the obligations of Pledgor with respect to the securities originally pledged or held as Collateral hereunder shall be forthwith applicable to such substituted or exchanged securities.

     7. Pledgee shall be authorized at all times to collect all dividends, interest payments, and other amounts (including amounts received or receivable upon redemption or repurchase) that may be, or become, due on any of the Collateral; provided, however, that Pledgee shall deliver to Pledgor, in the
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form received, all such dividends, payments and amounts which

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Pledgee receives prior to the occurrence and during the continuance of an Event of Default. If Pledgor receives any such dividends, payments or amounts after the occurrence and during the continuance of an Event of Default, it shall immediately endorse and deliver the same to Pledgee in the form received. All such amounts which Pledgee receives and retains in accordance with the terms of this Paragraph 7 shall be applied to reduce the principal amount outstanding on the Secured Obligations in inverse order of maturity. Pledgee is, furthermore, authorized to give receipts in the name of Pledgor for any amounts so received. Pledgee shall be under no obligation to collect any such amounts.

     8. In the event that, during the term of this Agreement, subscription warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights, or options shall be immediately assigned, if necessary, by Pledgor to Pledgee. If any such warrants, rights or options are exercised by Pledgor, all new securities so acquired by Pledgor shall be immediately assigned to Pledgee, shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

     9. In the event that, during the term of this Agreement, any share, dividend, reclassification, readjustment or other change is declared or made in the capital structure of Borrower, all new, substituted and additional shares, or other securities, issued by reason of any such change shall become part of the Collateral and shall be endorsed to, delivered to and held by Pledgee under the terms of this Agreement in the same manner as the securities originally pledged.

     10. Pledgor authorizes Pledgee, without notice or demand, and without affecting the liability of Pledgor hereunder, from time to time to:

          (A) hold security in addition to and other than the Collateral for the payment of the Secured Obligations or any part thereof, and exchange, enforce, waive and release any Collateral or any part thereof, or any other such security, or part thereof;

          (B) release any of the endorsers or guarantors of the Secured Obligations secured hereunder or any part thereof, or any other person whomsoever liable for or on account of such Secured Obligations;

          (C) on the transfer of all or any part of the Secured Obligations secured hereunder, Pledgee may assign all or any part of Pledgee's security interest in the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to the Collateral so transferred, provided that in no event shall Pledgee be liable for any act or omission or negligent act or negligent omission with respect to the Collateral, other than acts or omissions constituting gross negligence, willful misconduct or tortious breach of contract. The transferee of the Collateral shall be vested with the rights, powers and remedies of Pledgee hereunder, and with respect to any Collateral not so transferred, Pledgee shall retain all rights, powers and remedies hereby given; and

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          (D)  Pledgor hereby waives any right to require Pledgee to proceed against Pledgor, any other Borrower or any other person whomsoever, to proceed against or exhaust any collateral or any other security held by Pledgee, or to pursue any other remedy available to Pledgee. Pledgor further waives any defense arising by reason of any liability or other defense of Pledgor or of any other person. Pledgor shall have no right to require Pledgee to marshal collateral.

     11. It shall not be necessary for Pledgee to inquire into the powers of Pledgor or the officers, directors or agents acting or purporting to act on behalf of Pledgor, and any obligations made or created in reliance on the professed exercise of such powers shall be secured hereunder.

     12. To the extent permitted by applicable law and in the Loan Agreement, Pledgee shall be under no duty or obligation whatsoever to make or give any presentments, demands for performance, notices of non-performance, protests, notices of protest, or notices of dishonor in connection with the Secured Obligations.

     13. The occurrence of any of the following events shall at the option of Pledgee constitute an event of default (an "Event of Default") under this
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Agreement:

          (A) the occurrence of an event of default under the Loan Agreement or a default under the Other Agreements (as defined in the Loan Agreement); or

          (B) default or nonperformance of any term or condition of this Agreement, which default or nonperformance remains unremedied for a period of five (5) days after Pledgor receives notice thereof from Pledgee.

     14. Upon the occurrence and during the continuance of any Event of Default, the Secured Obligations shall, at the option of Pledgee, become immediately due and payable, and Pledgee shall have all the rights and remedies provided in the Uniform Commercial Code as enacted in the State of Texas at the date of this Agreement and, in this connection, the Pledgee may, upon ten (10) days' notice to the Pledgor sent to the persons identified in and in the same manner as provided in the Loan Agreement, without liability for any diminution in value or price which may have occurred, sell all or any part of the Collateral in such manner and for such price as Pledgee may determine. At any public sale Pledgee shall be free to purchase all or any part of the Collateral. Pledgee shall receive the proceeds of any such sale or sales, and, after deducting therefrom any and all reasonable costs and expenses incurred in connection with the sale thereof, apply the net proceeds toward the payment of the Secured Obligations secured hereunder, including interest, reasonable attorneys' fees, and all other reasonable costs and expenses incurred by Pledgee hereunder and under any other agreement between Pledgor and Pledgee. If such proceeds be more than sufficient to pay the same, then in case of a surplus, such surplus shall be accounted for and paid over to Pledgor or as directed by a court of competent jurisdiction, provided Pledgor be not then indebted to Pledgee otherwise under this Agreement or any Other Agreement or for any cause whatsoever.

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     15.  Upon indefeasible repayment in full in cash of the Secured
Obligations, Pledgee will promptly, at Pledgor's expense, deliver all of the Collateral to Pledgor along with all instruments of assignment executed in connection therewith, and execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence Pledgee's release of its security interest hereunder.

     16. THIS AGREEMENT SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LOCAL LAW OF THE STATE OF TEXAS EXCLUDING ANY CONFLICTS OF LAW RULE OR PRINCIPLE THAT MIGHT OTHERWISE REFER CONSTRUCTION OR INTERPRETATION OF THIS AGREEMENT TO THE SUBSTANTIVE LAW OF ANOTHER JURISDICTION.

     17. This Agreement is given in renewal, amendment, restatement and modification, and not in extinguishment or novation of, that certain Stock Pledge Agreement dated December 15, 1993 by and between Pledgor and Pledgee.

IN WITNESS WHEREOF, Pledgor and Pledgee have executed this Agreement as of the date first above written.


                                  PLEDGOR:
                                  -------

                                  LOWRANCE ELECTRONICS, INC.


                                  By: /s/ Darrell J. Lowrance
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                                      Darrell J. Lowrance, President


                                  PLEDGEE:
                                  -------

                                  SHAWMUT CAPITAL CORPORATION


                                  By: /s/ Hance VanBeber
                                      ------------------------------
                                      Hance VanBeber, Vice President

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                                   SCHEDULE I
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A.    Stock Ownership:
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
            Issuer                      Type of Shares          No. of Shares
            ------                      --------------          -------------
1.          LEI                         common shares           5,000

2.          Lowrance Contracts          common shares           5,000

3.          Electronics Lowrance
            DeMexico S.A. De C.V.       common shares             499

4.          Sea Electronics             common shares           5,000

B.   Limited Liability Company Ownership:
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1.   Pledgor filed a Liste Des Gesellschafter (a Registration Certificate) with the Commercial Register for DM 60,000 on July 16, 1993 in Pinneberg, Germany, and Pledgor is the only present Quotaholder of Lowrance Electronics Deutschland GmbH, a limited liability company under German law, of which Pledgor owns a 100% interest

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